EXHIBIT 10.1

Name:

Number:

Securities Purchase Agreement

PRO-PHARMACEUTICALS, INC.

2007 Private Placement of Securities

This Securities Purchase Agreement (“Agreement”) is made by and between Pro-Pharmaceuticals, Inc., a Nevada corporation (the “Company”), and the undersigned person (the “Subscriber”) who is subscribing hereby for units of securities of the Company at one dollar ($1.00) per Unit, each unit comprised of (i) one share of the Company’s Series A Convertible Preferred Stock, par value $.01 per share (the “Preferred Stock”), (ii) a warrant exercisable for four years at $1.50 per share to purchase one share of the Company’s common stock, par value $.001 per share (the “Common Stock”), and (iii) a warrant exercisable for four years at $2.00 per share to purchase one share of Common Stock (collectively, the “Warrants”), pursuant to private placement offering documents of the Company comprised of (a) the Term Sheet containing certain terms applicable to the Units and this offering, (b) Securities Purchase Agreement, (c) Accredited Investor Questionnaire (the “Investor Questionnaire”), (d) form of designation certificate for the Preferred Stock, (e) form of Warrant, and (e) Registration Rights Agreement (collectively, the “Offering Documents”).

In consideration of the Company’s agreement to issue and sell to the Subscriber the Units upon the terms and conditions set forth herein, the Subscriber agrees and represents as follows:

1.	Purchase.

A.	The Subscriber hereby agrees to purchase the number of Units set forth on the signature page below at a price of $1.00 per Unit. Simultaneously with the execution of this Purchase Agreement, the Subscriber is paying to the Company the amount set forth on the signature page.

B.	The Subscriber hereby acknowledges receipt of the Offering Documents delivered in “hard copy” form.

C.	The Subscriber understands and acknowledges that:

(1)	This subscription may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion.

(2)	This subscription is and shall be irrevocable except that the Subscriber shall have no obligations hereunder in the event that this subscription is for any reason rejected or this offering is for any reason canceled.

(3)	No federal or state agency has made any finding or determination as to the fairness of this offering for investment, nor any recommendation or endorsement of the Shares.

(4)	In order to purchase Shares, the Subscriber must qualify as an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933 (detailed in Exhibit A hereto), and as evidenced by a duly completed and signed Investor Questionnaire.

D.	All pronouns used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity/ies of the person(s) or entity/ies may require.

2.	Representations and Warranties. The Subscriber hereby represents, warrants and agrees that:

A.	The Units are being acquired by the Subscriber solely for his own personal account, for investment purposes only, and not with a view to, or in connection with, any resale or distribution thereof; the Subscriber has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the Units for which he hereby subscribes, or any part, any interest therein or any rights thereto; the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement; and he understands the legal consequences of the following representations and warranties to mean that he must bear the economic risk of the investment for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws.

B.	The Subscriber understands that neither the Units offered hereby, nor the shares of Common Stock issuable as dividends upon conversion or conversion of the Preferred Stock or upon exercise of the Warrants (collectively, the “Underlying Shares”), have been registered under the Securities Act or any state securities laws and are being issued pursuant to an exemption from the registration requirements under the Securities Act or applicable state securities law.

C.	The Subscriber understands that an investment in the Units involves substantial risk, and has fully considered for purposes of this investment that:

(1)	this investment is suitable only for an investor who is able to bear the economic consequences of losing his entire investment,

(2)	the purchase of the Units is a speculative investment which involves a high degree of risk of loss by the Subscriber of his entire investment, and

(3)	there may be substantial restrictions on the transferability of, and there will be no public market for, the Preferred Stock, the Warrants and the Underlying Shares and, accordingly, it may not be possible for him to liquidate his investment in such securities in case of emergency.

D.	The Subscriber’s overall commitment to investments which are not readily marketable is not disproportionate to his net worth and his investment in the Units will not cause such overall commitment to become excessive.

E.	The Subscriber has adequate net worth and means of providing for his current needs and personal contingencies to sustain a complete loss of his investment in the Preferred Stock, the Warrants and the Underlying Shares, and is able to hold such securities for an indefinite period of time and has no need for liquidity in this investment in such securities.

F.	The Subscriber’s investment in the Units does not exceed 25% of his net worth, or joint net worth with the Subscriber’s spouse (excluding principal residence and furnishings).

G.	The Subscriber has such knowledge and experience in financial and business matters the Subscriber is capable of evaluating the merits and risks of an investment in the Units and of making an informed investment decision. If other than an individual, the Subscriber also represents it has not been organized for the purpose of acquiring the Units.

H.	The Subscriber has received and carefully read the Offering Documents. The Subscriber acknowledges that the Company has afforded him, or any person such as an attorney our accountant acting on his behalf, the opportunity to ask questions and receive answers from the Company concerning the terms and conditions of the offering and to verify the accuracy of the information in the Offering Documents and the Company has provided answers to all such questions and provided such documents as requested. In evaluating the suitability of an investment in the Units, the Subscriber has not relied upon any representations or other information (whether oral or written) other than as set forth in the Offering Documents or as contained in answers to questions or documents so furnished to him by the Company.

I.

The Subscriber is acquiring the Units without being furnished any offering literature or prospectus other than the Offering Documents and without reliance on any representations or statements that may have been have been made to the Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than any documents or answers to questions described in the subparagraph H above.

J.	The Subscriber acknowledges that the Subscriber has had an opportunity to read and review the Company’s organizational documents, as amended or restated, and its By-laws, as amended or restated, and does hereby adopt and agree to be bound by them.

K.	The Subscriber has discussed or has had an opportunity to discuss with his professional legal, tax and financial advisors the suitability of an investment in the Company for his particular tax and financial situation and confirms that, in making his decision to purchase the Units hereby subscribed for, he has relied as to legal and tax matters concerning his investment upon independent investigation made by him, and his own professional tax and other advisors. All information which the Subscriber has provided to the Company concerning himself and his financial position is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the closing of the sale of Units, he will immediately provide such information to the Company.

L.	The Subscriber represents, warrants and agrees that he will not sell or otherwise transfer the Preferred Stock, the Warrants or the Underlying Shares without registration under the Securities Act or an exemption therefrom and fully understands and agrees that he must bear the economic risk of his purchase because, among other reasons, the Preferred Stock, the Warrants and the Underlying Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless the applicable security is subsequently registered under the Securities Act and under applicable securities laws of such states or an exemption from such registration is available. In particular, the Subscriber is aware that the Preferred Stock, the Warrants, and the Underlying Shares are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be resold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that, except as otherwise provided in the Registration Rights Agreement referred to in the preamble to this Purchase Agreement, the Company is under no obligation to register the Preferred Stock, the Warrants or the Underlying Shares on his behalf or to assist him in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber further understands that sales or transfers of the Preferred Stock, the Warrants and the Underlying Shares are further restricted by state securities laws and the provisions of this Agreement.

M.	The Subscriber consents to the placement of a restrictive legend on the certificate(s) for the Preferred Stock, Warrants and Underlying Shares as required by applicable securities laws or otherwise.

N.	The Subscriber has not engaged any broker, dealer, finder, commission agent or other similar person in connection with the offer, offer for sale, or sale of the Units and is under no obligation to pay any broker’s fee, or commission in connection with his investment.

O.	The address set forth is the Subscriber’s true and correct address, and the Subscriber has no present intention of becoming a resident of any other state of jurisdiction.

P.	If this Agreement is executed and delivered on behalf of an individual or individuals, the Agreement constitutes a valid and legally binding obligation of the Subscriber. If this Agreement is executed and delivered on behalf of a partnership, corporation, trust or other entity, the Subscriber has been duly authorized to execute and deliver this Agreement and all other instruments executed and delivered on behalf of such partnership, corporation, trust or other entity in connection with the purchase of the Units and to make the representations and warranties made herein on behalf of such entity and that this investment in the Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of such entity, the signature of the Subscriber is binding upon such partnership, trust or other entity and the Subscriber has delivered herewith, or shall deliver upon request of the Company, the underlying partnership agreement, corporate charter documents or trust agreement of such entity and such other evidence of the ability of such partnership, corporation or trust to purchase the Units.

Q.	The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of acceptance hereof by the Company and the issuance of the Preferred Stock and Warrants to the Subscriber. If in any respect such representations and warranties or any information contained herein or in the Investor Questionnaire shall not be true and accurate prior thereto, the Subscriber will give written notice of such fact to the Company, specifying which representations and warranties or information are not true and accurate and the reason therefor.

3.	Indemnification.

The Subscriber agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

4.	Transferability.

The Subscriber agrees that this Agreement, and any of his interest herein, is not assignable, and further agrees that any assignment or transfer of the Shares purchased by the Subscriber shall be made only in accordance with applicable federal and state securities laws.

5.	Revocation.

The Subscriber agrees that he shall not cancel, terminate or revoke this Agreement or any agreement made hereunder and that this Agreement shall survive the death or disability of the subscriber.

6.	Miscellaneous.

A.	Capitalized terms used in this Agreement, if not otherwise defined herein, shall have the respective meanings attributed to such terms in the Offering Documents.

B.	Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or when sent by registered or certified mail, return receipt requested, addressed to the other party at the address of such party set forth herein, or to such other address furnished by notice given in accordance with this paragraph.

C.	Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company in exercising same, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

D.	This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the Commonwealth of Massachusetts. This Agreement and the rights, powers and duties set forth herein shall be binding upon the Subscriber, the Subscriber’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company and its successors and assigns. In the event that any provision of this Agreement is unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Subscriber has executed this Agreement as of the              day of                         , 2007.

Number of Units subscribed for (25,000 minimum):

Total purchase price ($1.00 per Share):	$

If the Subscriber is an individual, please sign below:

Subscriber	Joint Subscriber, if any

Authorized Signature of Subscriber	Authorized Signature of Joint Subscriber, if any

Name of Subscriber	Name of Joint Subscriber, if any
(Please Print)	(Please Print)

Residence Street Address	Residence Street Address of Joint Subscriber, if any

City or Town	City or Town
State, Zip	State, Zip

Social Security Number of Subscriber	Social Security Number of Joint Subscriber, if any

If Joint Ownership, check one:

             Joint Tenants with Right of Survivorship

             Tenants in Common

             Tenants by the Entirety

If the Subscriber is a partnership, corporation, trust or other entity, please sign below.

Name of Entity

Authorized signatory

Print name of signatory

Title

Tax Identification Number

Address

Accepted this              day of                         , 2007, on behalf of the Company.

By:
Name:
Title:

EXHIBIT 10.1

EXHIBIT A

Definition of “Accredited Investor” as Set Forth in Rule 501 of Regulation D Promulgated Under the Securities Act

1. Director or Officer. The Subscriber is a director or executive officer or general partner of the Company, or general partner of its general partner.

2. Natural Person—Annual Income Test. The Subscriber is a natural person who had individual income (i.e., not including the Subscriber’s spouse’s income) in excess of $200,000 in each of the two most recent years and reasonably expects to have individual income in excess of $200,000 in the current year, or had joint income, with the Subscriber’s spouse, in excess of $300,000 in each of the two most recent years and reasonably expects to have joint income, with the Subscriber’s spouse, in excess of $300,000 in the current year.

3. Natural Person—Net Worth Test. The Subscriber is a natural person whose individual net worth, or joint net worth with that of the Subscriber’s spouse, at the time of the purchase exceeds $1,000,000.

4. Other Entities and Persons. The Subscriber is either: a bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

5. Trust. The Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the offered securities, whose purchase is directed by a “sophisticated person” as defined in Rule 506(b)(2)(ii) under the Securities Act of 1993.

6. Private Business Development Company. The Subscriber is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

7. Business and Nonprofit Entities. The Subscriber is any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business or trust partnership, not formed for the specific purpose of acquiring the securities, with total assets in excess of $5,000,000.

8. Entity Owned by Accredited Investors. The Subscriber is an entity in which all of the equity owners would qualify as Accredited Investors above.